UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )
Filed by the Registrant   ☒Filed by a Party other than the Registrant   ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
THE CHEMOURS COMPANY

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

The Chemours Company Important Notice Regarding the Availability of Proxy Materials for the Virtual Annual Meeting of Shareholders to be held on April 27, 2022 Online. You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Notice, Proxy Statement and Annual Report are available at www.allianceproxy.com/chemours/2022. If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for a copy. Please make your request for a copy as instructed below on or before April 13, 2022 to facilitate timely delivery. Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice. SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE VIRTUAL ANNUAL MEETING AND VOTE ON-LINE. Please follow the instructions found in the Proxy Statement on how to request a ticket. Voting Items The 2022 Virtual Annual Meeting of Shareholders of The Chemours Company will be held on April 27, 2022 at 10:00 a.m. EST on-line at www.viewproxy.com/chemours/2022/VM for the following purposes: 1. Election of Directors to Serve One-Year Terms expiring at the Annual Meeting of Shareholders in 2023 1a. Curtis V. Anastasio 1b. Bradley J. Bell 1c. Mary B. Cranston 1d. Curtis J. Crawford 1e. Dawn L. Farrell 1f. Erin N. Kane 1g. Sean D. Keohane 1h. Mark E. Newman 1i. Guillaume Pepy 1j. Sandra Phillips Rogers 2. Advisory Vote to Approve Named Executive Officer Compensation 3. Advisory Vote on Frequency of Advisory Vote on Named Executive Officer Compensation (the Board Recommends a vote of “ONE YEAR”) 4. Ratification of Selection of PricewaterhouseCoopers LLP for fiscal year 2022 To transact other business as may properly come before the meeting or any adjournment or postponement thereof. The Board of Directors recommends you vote FOR each of the nominees named in Proposal 1, FOR Proposals 2 and 4 and ONE YEAR for Proposal 3. INTERNET TELEPHONE E-MAIL The Securities and Exchange Commission rules permit us to make our proxy materials available to our shareholders via the Internet. Material for this annual meeting and future meetings may be requested by one of the following methods: To view your proxy materials online, go to www.allianceproxy.com/chemours/2022. Have your 11 digit control number (located below) available when you access the website and follow the instructions. 877-777-2857 TOLL FREE requests@viewproxy.com * If requesting material by e-mail, please send a blank e-mail with the company name and your 11 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material. You must use the 11 digit control number located in the box below. CONTROL NO.

The Chemours Company Virtual Meeting live webcast: www.viewproxy.com/chemours/2022/VM PROXY MATERIALS AVAILABLE TO VIEW OR RECEIVE The following proxy materials are available to you for review at: www.allianceproxy.com/chemours/2022 Notice, Proxy Statement and Annual Report ACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your control number to vote by Internet or request a paper copy of the proxy materials. You May Vote Your Shares When You View The Materials On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. REQUESTING A PAPER COPY OF THE PROXY MATERIALS By telephone please call 1-877-777-2857 or By logging onto www.allianceproxy.com/chemours/2022 or By email at: requests@viewproxy.com Please include the company name and your control number in the e-mail subject line.